Exhibit 99.1
Our Business is Your Health(tm) Roth Capital Partners Conference February 22, 2007

Forward Looking Statements The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to, those factors that are disclosed under the heading "Risk Factors" and elsewhere in our documents filed from time to time with the United States Securities and Exchange Commission and other regulatory authorities. Statements regarding the regulatory status and/or regulatory compliance of our products, our ability to secure additional financing, our ability to sustain market acceptance for our products, our dependence on collaborators, our ability to find and execute strategic transactions, or potential exposure to litigation, our exposure to product liability claims, and our prices, future revenues and income and cash flows and other statements that are not historical facts contain predictions, estimates and other forward-looking statements. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved and these statements will prove to be accurate. Important factors could cause actual results to differ materially from those included in the forward-looking statements.

Auriga Highlights Emerging, sales-focused pharmaceutical company with an industry-changing commission-only sales model Strategically acquires valuable drug portfolios from large pharmaceutical companies and capitalizes on untapped marketplace opportunities with newly developed products National Sales Force more than doubled to 100 Associates since Dec. 06 (Now targeting 175 by end of Q1 2007) Sales Force producing results: Extendryl(r) product line: up 146% (Dec 05 vs. Dec 06) Total monthly prescriptions exceeds 26K, up 324% (Jan 06 vs. Jan 07) 2007 Gross Revenue Forecast: approx. $26M, or up approx. 250% over $7.4M in 2006* *FY 2007 Guidance issued and only effective on Feb. 5, 2007

Auriga Target Markets Auriga current product lineup targets three large and growing market segments: Respiratory (cough, cold and allergy), Dermatology, and Dry Mouth (Xerostomia) markets Sources: IMS Health, Retail Drug Monitor; The Consumer Healthcare Products Association (CHPA), https://www.chpa-info.org, and IMS Health, NPA, Nov 2006 Target Market Market Size Respiratory $8.3B Dermatology $4.6B Dry Mouth (Xerostomia) $2.0B Total $14.9B

Respiratory Products On The Market Extendryl(r) Auriga's first brand consists of eight products that provide relief of various cough, cold, and allergy symptoms. Levall(r) The Levall family of common cold remedy prescription drug products is the newest addition to Auriga's respiratory line.

2007 Planned Product Launches Aquoral(tm) spray for xerostomia Recently cleared 510(k) Rx device March 2007 Launch Zinx(tm) zinc cough, cold, and allergy products 4 Rx SKUs - Spring 2007 Launch 7 OTC SKUs - Fall 2007 Launch Dermatology Products - Spring/Summer Launch 2 Akurza(tm) (dry skin) SKUs 5 Xyralid(tm) (anti-itch) SKUs (tm) (tm)

Unique Sales Model Unlike other pharma companies, Auriga's sales representatives are 100% commission based Creates fast-growing, highly-motivated sales force Lower risk to Auriga - only pays for performance Attractive opportunity for top, highly-experienced, highly- effective pharma sales people to earn "uncapped" income Paves faster path to corporate profitability

Targeting "High-Prescribing" Doctors *Represents expected size of sales force by July 2007. Primary Care Aquoral Extendryl Levall Zinx Pediatricians Extendryl Levall Dermatologists Akurza Xyralid Psychiatrists Aquoral Acquisition product Allergists Extendryl Levall Zinx Rheumatologists Aquoral Auriga Sales Team 200+ reps*

Sales Force Expansion vs. Physician/PA Details Notes: Associates data represents head count on last day of the month and includes associates in training. "Details" are actual face-to-face meetings between Auriga sales associates and physicians or physician assistants discussing Auriga's product portfolio. 7/1/2006 8/1/2006 9/1/2006 10/1/2006 11/1/2006 12/1/2006 1/1/2007 2/1/2007 3/1/2007 4/1/2007 5/1/2007 6/1/2007 Actual Details 881 976 930 1536 4140 4553 7500 Associates 15 14 25 34 44 54 100 7,500 100

Levall & Extendryl TRx Performance * Includes authorized generics 7/1/2006 8/1/2006 9/1/2006 10/1/2006 11/1/2006 12/1/2006 1/1/2007 2/1/2007 3/1/2007 4/1/2007 5/1/2007 6/1/2007 Levall 7685 10764 13743 14037 15225 15068 Extendryl 7509 8766 11073 10970 12631 14520

Auriga Gross Annual Revenue Revenue in Millions 2005 2006 2007 2008 2009 Auriga Revenue 3.75 7.4 26.01 *FY 2007 Guidance issued and only effective on Feb. 5, 2007 2007 Revenue Forecast: approx. $26M, or up approx. 250% over $7.4M in 2006

Business Model Comparison (Illustrative Purposes Only) Variable Sales Costs Based on Revenue vs. Fixed Auriga Industry Auriga Industry Auriga Industry Revenue (millions) $26.0 $26.0 $50.0 $50.0 $125.0 $125.0 COGS (1) 9.1 9.1 17.5 17.5 43.8 43.8 Gross Margin 16.9 16.9 32.5 32.5 81.3 81.3 Commission/Sales Force Expense (2) 4.1 27.0 8.0 27.0 25.6 27.0 Net Margin 12.8 (10.1) 24.5 5.5 55.7 54.3 Marketing Expense (3) 2.6 2.6 5.0 5.0 12.5 12.5 G&A (4) 4.0 4.0 4.0 4.0 4.0 4.0 R&D (5) 1.6 1.6 3.0 3.0 7.5 7.5 EBITDA $ 4.6 $(18.3) $12.5 $ (6.5) $31.7 $30.3 Assumptions: COGS at 35% for both Auriga and Industry. Auriga commissions at 35% of Gross Margin. Industry sales force expense of 200 reps fully loaded at $135,000/year. Marketing Expense is 10% of revenue for both Auriga and Industry. Fixed G&A for both Auriga and Industry. R&D at 6% of Revenue for both Auriga and Industry.

Product Development Pipeline Qty 2 - 510(k) Device Applications Qty 4 - 505(b)(2) New Drug Applications Auriga's drug-development pipeline leverages novel material science and advanced drug delivery technologies to produce: Improved formulations of successful brands Further expand markets and clinical indications of proven, successful products Auriga's drug technologies are also protected by patents covering composition of matter and use, enabling a strong proprietary position for products in the marketplace

Fast-Growing Patent Portfolio Rapid Dissolve/Extended Release (RD/ER) provisional patent filed Apr 2006 Novel mixed-release tablet formulation containing cough/cold therapeutic agents that provides immediate and extended dosing Orchestrated Therapy (OT) utility patent filed 31 July 2006 Sequential release formulations of cough/cold/allergy actives Corticosteroid Solubilization provisional patent filed Sept 2006 Method for enhancing the solubility and bioavailability of fluticasone Multiphasic Methscopolamine Release provisional patent filed Sept. 2006 Various release profiles of methscopolamine across multiple dosage forms & combinations Multi-Phase Release Potassium Guaiacolsulfonate Compositions provisional patent filed Oct 2006 Various release profiles of K Guai as expectorant and use in fibromyalgia Coadministration of Zinc & Cough/Cold Drugs utility patent & PCT filed Jan 2007 Treatment of symptoms with drugs; immune system augmentation

Key Statistics: ARGA (OTCBB) Stock Price (2/15/07) $1.18 Avg. Daily Trading (3 mo.) 39,065 6 mo. Week Low/High $0.59-$2.50 Shares Outstanding 40.49M Fully-diluted 57.08M Public Float, est. 12.0M Market Capitalization $47.78M Enterprise Value $49.49M Gross Revenue (ttm, 12-31-06) $7.4M Diluted EPS (11-30-06) $ (1.48) Cash & Equiv. (11-30-06) $414.4K Total Assets (11-30-06) $11.1M Total Liabilities (11-30-06) $5.7M Insiders & Affiliates 46.0% Price/Sales (ttm, Gross Rev) 6.46 Price/Book (mrq) 9.37 Enterprise Value/Rev (ttm) 6.69 Founded Apr. '05 Year End Dec. 31

Key Considerations - "Take Aways" Sales driven pharma company w/ industry-changing commission sales model Four Product Lines to be launched in 2007 National Sales Force numbers increasing exponentially & getting strong results Total Filled Rx up 324% Jan 07 v. Jan 06 Variable Sales Costs Based on Revenue 2007 Gross Revenue Growth 250% vs. 2006* '05 '06 '07 Auriga Revenue 3.8 7.4 26 *FY 2007 Guidance issued and only effective on Feb. 5, 2007

For More Information Auriga Laboratories, Inc. 2029 Century Park East, Ste. 1130 Los Angeles, CA 90067 Toll Free 877-AURIGA8 www.aurigalabs.com Philip S. Pesin Founder, Chairman & CEO ppesin@aurigalabs.com Charles R Bearchell, CPA, JD CFO cbearchell@aurigalabs.com Investor Relations Liolios Group, Inc. Tel 949.574.3860 Scott Liolios, scott@liolios.com Ron Both, ron@liolios.com

Our Business is Your Health(tm) ARGA